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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2002

                         Commission File Number 0-20848


                       UNIVERSAL INSURANCE HOLDINGS, INC.
                       ----------------------------------
                           (Exact name of registrant)


               Delaware                                65-0231984
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       (State of incorporation)           (I.R.S. Employer Identification No.)

                        2875 N.E. 191st Street, Suite 300
                              Miami, Florida 33180
                              --------------------
              (Address of principal executive offices and zip code)


                                 (305) 792-4200
                                 --------------
                         (Registrant's telephone number)








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Item 4. Changes in Registrant's Certifying Accountant.

        Effective October 28, 2002, the Company engaged Blackman Kallick Bartelstein LLP as its new independent auditors.

        During the Company's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through October 28, 2002, the Company did not consult with Blackman Kallick Bartelstein LLP regarding any of the matters or events described in Item 304(a)(2)(i) and (ii) of Regulation S-B.















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   UNIVERSAL INSURANCE HOLDINGS, INC.

Dated: October 30, 2002             By:/s/ Bradley I. Meier
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                                       Bradley I. Meier
                                       President and Chief Executive Officer